UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

Prosper Marketplace, Inc.
(Exact name of registrant as specified in its charter)

333-280336
73-1733867
(I.R.S. Employer Identification Number)

Delaware

(State or other jurisdiction of incorporation or organization)

6199

(Primary Standard Industrial Classification Code Number)

221 Main Street, 3rd Floor

San Francisco, CA 94105

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Registrant’s telephone number, including area code: (415) 593-5400

Not applicable.
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2025 the Board of Directors (the “Board”) of Prosper Marketplace, Inc. (the “Company”) approved the Company’s 2025 Equity Incentive Plan (the “2025 Plan”). On April 25, 2025, a majority of the Company’s stockholders approved the 2025 Plan. As a result of the Board and stockholders’ respective approvals, the Company’s 2015 Stock Plan (as amended, the “2015 Plan”) was terminated, replaced and superseded by the 2025 Plan, except that any grants awarded under the 2015 Plan will remain in effect pursuant to their terms.

The 2025 Plan provides for grants in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, and unrestricted stock. The maximum number of shares of common stock which may be issued under the 2025 Plan as of the date of the Board’s approval is 6,344,184 shares of common stock, plus any shares of common stock returned to the 2025 Plan (which, together with the 6,344,184 shares, may not exceed 91,417,252 shares of common stock). Under the 2025 Plan, incentive stock options may be granted solely to the Company’s employees, including its officers. Awards other than incentive stock options may be granted to the Company’s directors, consultants or employees, including its officers. The 2025 Equity Plan is administered by the Board, which in turn has delegated authority to administer the plans to the Compensation Committee of the Board. The 2025 Plan will remain in effect through April 7, 2035, unless sooner terminated under the terms of the 2025 Plan.

The foregoing summary of the terms of the 2025 Plan does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the 2025 Plan, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prosper Marketplace, Inc.

Date: May 1, 2025	By:	/s/ Edward R. Buell III
Edward R. Buell III
General Counsel and Secretary